 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2021

AEROCENTURY CORP.

(Exact name of registrant as specified in our charter)

Delaware	001-13387	94-3263974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

(650) 340-1888

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACY	NYSE American Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nomination.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01	Other Events.

On October 8, 2021, the Board of Directors of AeroCentury Corp. (the “Company”) determined that the Company’s 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) will be held on December 29, 2021, or as otherwise set forth in the Company’s notice and proxy statement for the 2021 Annual Meeting. Stockholders of record of Company’s common stock at the close of business on November 8, 2021, the planned record date for the 2021 Annual Meeting, will be entitled to notice of, and to vote at, the 2021 Annual Meeting. The Company, however, reserves the right to change the record date prior to the 2021 Annual Meeting.

Since the date of this year’s annual meeting has been changed by more than 30 calendar days from the date of the previous year’s annual stockholder meeting, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or pursuant to the Second Amended and Restated Bylaws must ensure that such proposal is delivered to or mailed to and received by the Company’s Secretary at AeroCentury Corp., 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, CA 94306 on or before the close of business on October 18, 2021, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials.

Any stockholder who intends to submit a director nomination or who intends to submit a proposal regarding any other matter of business at the 2021 Annual Meeting other than in accordance with Rule 14a-8 of the Exchange Act or otherwise must similarly make sure that such nomination or proposal and related notice, including any notice on Schedule 14N, are delivered to, or mailed and received at, the Company’s principal executive offices on or before the close of business on October 18, 2021.

In addition to complying with the October18, 2021 deadline, stockholder director nominations and stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting must also comply with all applicable Securities and Exchange Commission rules, including Rule 14a-8 of the Exchange Act, Delaware corporate law and the Company’s Second Amended and Restated Bylaws in order to be eligible for inclusion in the proxy materials for the 2021 Annual Meeting. Any director nominations and stockholder proposals received after the October 18, 2021 deadline will be considered untimely and will not be considered for inclusion in the proxy material for the 2021 Annual Meeting nor will it be considered at the 2021 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

AeroCentury Corp.

	By:	/s/ Yucheng Hu
Yucheng Hu Chief Executive Officer

Dated: October 8, 2021

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